                           WAREHOUSING SERIES SUPPLEMENT

                            dated as of December 3, 1996

                      amended and restated as of July 21, 1998

                                         to

                             SPREAD ACCOUNT AGREEMENT,

                            dated as of March 25, 1993,

                              as amended and restated

                                as of July 21, 1998

                                       among

                               ARCADIA FINANCIAL LTD.

                         ARCADIA RECEIVABLES FINANCE CORP.

                         FINANCIAL SECURITY ASSURANCE INC.

                                        and

                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                         as Trustee and as Collateral Agent

                                 TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
WAREHOUSING SUPPLEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .1

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

ARTICLE I  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     Section 1.1. Definitions. . . . . . . . . . . . . . . . . . . . . . . .2
     Section 1.2. Rules of Interpretation. . . . . . . . . . . . . . . . . .3

ARTICLE II  SERIES SUPPLEMENTS; THE COLLATERAL . . . . . . . . . . . . . . .4

     Section 2.1. Series Supplement. . . . . . . . . . . . . . . . . . . . .4
     Section 2.2. Grant of Security Interest by AFL and the Seller.. . . . .4

ARTICLE III  SPREAD ACCOUNT. . . . . . . . . . . . . . . . . . . . . . . . .5

     Section 3.1. Establishment of Warehousing Series Spread Account . . . .5
     Section 3.2. Release of Funds Upon Repurchase . . . . . . . . . . . . .5

ARTICLE IV  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . .5

     Section 4.1. Further Assurances . . . . . . . . . . . . . . . . . . . .5
     Section 4.2. Governing Law. . . . . . . . . . . . . . . . . . . . . . .6
     Section 4.3. Counterparts . . . . . . . . . . . . . . . . . . . . . . .6
     Section 4.4. Headings . . . . . . . . . . . . . . . . . . . . . . . . .6

                       WAREHOUSING SERIES SUPPLEMENT

          WAREHOUSING SERIES SUPPLEMENT, dated as of December 3, 1996, amended and restated as of July 21, 1998 (the "Warehousing Series Supplement"), by and among ARCADIA FINANCIAL LTD., a Minnesota corporation ("AFL"), ARCADIA RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacity as Indenture Trustee under the Indenture referred to below, for the Noteholders with respect to the related Series (in each of such capacities, the "Trustee") and as Collateral Agent hereunder.

                                 RECITALS

          1. The parties hereto have previously entered into a Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of June 23, 1998 (the "Spread Account Agreement"), and, as contemplated by
Section 2.02 of the Spread Account Agreement, this Warehousing Series Supplement constitutes a Series Supplement to the Spread Account Agreement so that hereafter this Warehousing Series Supplement shall form a part of the Spread Account Agreement for all purposes thereof, and all references herein and hereafter to the Spread Account Agreement shall mean the Spread Account Agreement, as supplemented hereby.

          2. Pursuant to the Amended and Restated Sale and Servicing Agreement dated as of July 21, 1998 among Arcadia Automobile Receivables Warehouse Trust, a Delaware business trust (the "Issuer"), Arcadia Receivables Conduit Corp. (the "Original Issuer"), a Delaware corporation, AFL, Bank of America National Trust and Savings Association, as Administrative Agent and RCC Agent, Morgan Guaranty Trust Company of New York, as DFC Agent, Norwest Bank Minnesota National Association, as Backup Servicer, Collateral Agent and Indenture Trustee, and the Seller (the "Warehousing Series Sale and Servicing Agreement"), the Seller intends to sell from time to time to the Issuer all of its right, title and interest in and to Receivables and certain other Seller Conveyed Property (as defined in the Warehousing Series Sale and Servicing Agreement).

          3. Pursuant to the Amended and Restated Indenture dated as of July 21, 1998 between the Original Issuer, the Issuer and the Trustee (the "Warehousing Series Indenture"), the Issuer is issuing the Warehousing Notes.

          4. The Seller has requested that Financial Security issue the Note Policy to the Trustee to guarantee payment of the Scheduled Payments (as defined in such Policy) on each Payment Date in respect of the Warehousing Notes.

          5. In partial consideration of the issuance of the Note Policy, the Seller has agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth herein and in the Transaction Documents.

          6. The Seller is a wholly owned special purpose subsidiary of AFL. The Issuer has agreed to pay the amount earned on the Receivables, net of certain amounts as set forth in the Warehousing Series Sale and Servicing Agreement, to the Seller pursuant to the Warehousing Series Sale and Servicing Agreement. The Warehousing Series Insurer Secured Obligations form part of the consideration to Financial Security for its issuance of the Note Policy.

          7. In order to secure the performance of the Warehousing Series Secured Obligations, the Seller have agreed to pledge the Warehousing Series Collateral as Collateral to the Collateral Agent for the benefit of Financial Security and for the benefit of the Trustee on behalf of the Noteholders, upon the terms and conditions set forth herein.

                               AGREEMENTS

          In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                ARTICLE I

                               DEFINITIONS

          Section 1.1. DEFINITIONS. All terms defined in Section 1.1 of the Warehousing Series Sale and Servicing Agreement shall have the same meaning with respect to this Warehousing Series Supplement. The following terms shall have the following respective meanings:

          "COLLECTION ACCOUNT SHORTFALL" means, with respect to the Warehousing Series, (I) with respect to any Distribution Date prior to the occurrence of an Amortization Event, the excess, if any, of (A) the amount required to be distributed on such Distribution Date pursuant to priorities
(i) through (vi) of Section 4.6(a) of the Warehousing Series Sale and Servicing Agreement over (B) Spread Account Available Funds with respect to the immediately preceding Deficiency Claim Date and (II) with respect to any Distribution Date following the occurrence of an Amortization Event, the excess, if any, of (A) the amount required to be distributed on such Distribution Date pursuant to priorities (i) through (vi) of Section 4.6(b) of the Warehousing Series Sale and Servicing Agreement over (B) the Spread Account Available Funds with respect to such Distribution Date.

          "SPREAD ACCOUNT MAXIMUM AMOUNT," with respect to the Warehousing Series and any Distribution Date:

          (i) if no Insurance Agreement Event of Default with respect to the Warehousing Series has occurred and is continuing and no Capture Event has occurred and is continuing as of the related Determination Date, is equal to 1.5 percent of the principal balance of the Receivables (as defined in the Warehousing Series Sale and Servicing Agreement); or

          (ii) if (A) an Insurance Agreement Event of Default with respect to the Warehousing Series has occurred and is continuing, or (B) a Capture Event has occurred and is continuing as of the related Determination Date, the Spread Account Maximum Amount shall not be limited.

          "WAREHOUSING SERIES COLLATERAL" has the meaning specified in
Section 2.2(a) hereof.

          "WAREHOUSING SERIES INDENTURE" means the Amended and Restated Indenture, dated as of July 21, 1998 among the Original Issuer, the Issuer and the Trustee.

          "WAREHOUSING SERIES NOTE POLICY" means the financial guaranty insurance policy issued by Financial Security with respect to the Warehousing Series Notes.

          "WAREHOUSING SERIES NOTES" means the Notes issued pursuant to the Warehousing Series Indenture.

          "WAREHOUSING SERIES SALE AND SERVICING AGREEMENT" means Amended and Restated Sale and Servicing Agreement dated as of July 21, 1998 among the Issuer, the Original Issuer, AFL, Bank of America National Trust and Savings Association, as Administrative Agent and RCC Agent, Morgan Guaranty Trust Company of New York, as DFC Agent, Norwest Bank National Association, as Backup Servicer, Collateral Agent and Indenture Trustee, and the Seller.

          "WAREHOUSING SHORTFALL" means, with respect to the Warehousing Series and any Distribution Date following the occurrence of an Amortization Event, the sum of (1) the excess, if any, of (A) the amount required to be distributed on such Distribution Date pursuant to priorities (i) through
(viii) of Section 4.6(b) of the Warehousing Series Sale and Servicing Agreement over (B) the Warehousing Shortfall Available Funds with respect to such Distribution Date.

          "WAREHOUSING SERIES SUPPLEMENT" means this Warehousing Series Supplement which constitutes a Series Supplement to the Spread Account Agreement.

          Section 1.2. RULES OF INTERPRETATION. The terms "hereof, "herein", "hereto" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Warehousing Series Supplement. Unless otherwise indicated in context, the terms "Article," "Section," or "Exhibit" shall refer to an Article or Section of, or Exhibit to, this Warehousing Series Supplement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation or defined in the Servicing Agreement, shall mean such term as it relates to the Warehousing Series.

                               ARTICLE II

                     SERIES SUPPLEMENTS; THE COLLATERAL

          Section 2.1. SERIES SUPPLEMENT. As provided in and subject to the conditions specified in Section 2.02 of the Spread Account Agreement, the parties hereto are entering into this Warehousing Series Supplement with respect to the Warehousing Series.

          Section 2.2. GRANT OF SECURITY INTEREST BY AFL AND THE SELLER.

          (a) In order to secure the performance of the Secured Obligations with respect to each Series, the Seller (and AFL, to the extent it may have any rights therein) hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties to secure the Secured Obligations (as defined in the Spread Account Agreement), a lien on and security interest in (which lien and security interest is intended to be prior to all other liens, security interest or other encumbrances), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Warehousing Series Collateral"):

                  (i) all amounts distributable pursuant to Sections 4.6(a)(x) and 4.6(b)(x) of the Warehousing Series Sale and Servicing Agreement (the "Receivables Income") and all rights and remedies that the Seller may have to enforce payment of the Receivables Income whether under the Warehousing Series Servicing Agreement or otherwise;

                  (ii) the Warehousing Series Spread Account established pursuant to Section 3.1 of this Series Supplement and Section 3.01 of the Spread Account Agreement, and each other account owned by the Seller and maintained by the Collateral Agent (including, without limitation, all monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

                  (iii) all of the Seller's right, title and interest in and to investments made with proceeds of the property described in clauses
     (i) and (ii) above, or made with amounts on deposit in the Warehousing Series Spread Account; and

                  (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

          (b) In order to effectuate the provisions and purposes of this Series Supplement, including for the purpose of perfecting the security interests granted hereunder, the Seller represents and warrants that it has, prior to the execution of this Series Supplement, executed and filed an appropriate Uniform Commercial Code financing statement in Minnesota sufficient to ensure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Warehousing Series Collateral which can be perfected by the filing of a financing statement.

                                 ARTICLE III

                               SPREAD ACCOUNT

          Section 3.1. ESTABLISHMENT OF WAREHOUSING SERIES SPREAD ACCOUNT. On or prior to the Closing Date relating to the Warehousing Series, the Collateral Agent shall establish with respect to the Warehousing Series, at its office or at another depository institution or trust company, an Eligible Account, designated "Spread Account - Warehousing Series - Norwest Bank Minnesota, National Association, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (the "Warehousing Series Spread Account").

          Section 3.2. RELEASE OF FUNDS UPON REPURCHASE. On the Repurchase Date for any Purchased Receivables in respect of which the Collateral Agent has received a Notice of Repurchase in the form of Exhibit F to the Warehousing Series Sale and Servicing Agreement for Purchased Receivables with an aggregate principal balance equal to or greater than $20,000,000 and a corresponding executed reconveyance in the form of Exhibit G to the Warehousing Series Sale and Servicing Agreement pursuant to Section 2.1(d) thereof, the Collateral Agent, upon reconveyance of such Purchased Receivables, shall recalculate the Spread Account Maximum Amount for the Warehousing Series Spread Account and release funds from the Warehousing Series Spread Account in excess of the recalculated Spread Account Maximum Amount to the Seller. In addition, on (i) the closing date of any Securitized Offering or (ii) the date on which the Issuer transfers all or substantially all of the Seller Conveyed Property to another Person and in connection therewith, the outstanding principal balance of the Notes is reduced to zero, the Collateral Agent shall recalculate the Spread Account Maximum Amount for the Warehousing Series Spread Account and release funds from the Warehousing Series Spread Account in excess of the recalculated Spread Account Maximum Amount to the Seller, PROVIDED, in each case, that no Insurance Agreement Event of Default shall have occurred and be outstanding as of such date.

                               ARTICLE IV

                              MISCELLANEOUS

          Section 4.1. FURTHER ASSURANCES. EACH PARTY HERETO SHALL TAKE SUCH ACTION AND DELIVER SUCH INSTRUMENTS TO ANY OTHER PARTY HERETO, IN ADDITION TO THE ACTIONS AND INSTRUMENTS SPECIFICALLY PROVIDED FOR HEREIN, AS MAY BE REASONABLY REQUESTED OR REQUIRED TO EFFECTUATE THE PURPOSE OR PROVISIONS OF THIS WAREHOUSING SERIES SUPPLEMENT OR TO CONFIRM OR PERFECT ANY TRANSACTION DESCRIBED OR CONTEMPLATED HEREIN.

          Section 4.2. GOVERNING LAW. THIS WAREHOUSING SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 4.3. COUNTERPARTS. This Warehousing Series Supplement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

          Section 4.4. HEADINGS. The headings of sections and paragraphs and the Table of Contents contained in this Warehousing Series Supplement are provided for convenience only. They form no part of this Warehousing Series Supplement and shall not affect its construction or interpretation.

          IN WITNESS WHEREOF, the parties hereto have executed this Warehousing Series Supplement as of the date set forth on the first page hereof.

                                   ARCADIA FINANCIAL LTD.


                                   By:
                                      ------------------------------------------
                                        Name:     John A. Witham
                                        Title:    Executive Vice President and
                                                  Chief Financial Officer


                                   ARCADIA RECEIVABLES FINANCE CORP.


                                   By:
                                      ------------------------------------------
                                        Name:     John A. Witham
                                        Title:    Senior Vice President and
                                                  Chief Financial Officer


                                   FINANCIAL SECURITY ASSURANCE INC.


                                   By:
                                      ------------------------------------------
                                                  Authorized Officer


                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                        as Trustee


                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title:


                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                        as Collateral Agent


                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title: